                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               December 10, 1997
                                                               -----------------

                                FIRST USA BANK
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            (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)



          Delaware                     33-99362                76-0039224
        -----------                   ----------              -------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation or                                   Identification Number)
       organization)


201 North Walnut Street, Wilmington, Delaware                           19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                302/594-4117
----------------------------------------------------
Registrant's telephone number, including area code


                                      N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events

     On December 23, 1997, First USA Bank (the "Bank"), a wholly owned subsidiary of First USA Financial, Inc., which is a wholly owned subsidiary of Banc One Corporation, completed the securitization of approximately $763,253,000 of credit card receivables. The securitization consists of floating rate asset backed certificates, with two classes of publicly traded securities (Class A and Class B) and a separate privately placed class of CIA Certificates.

     Series 1997-10 consists of $700,000,000 Class A Floating Rate, Asset Backed Certificates, and $63,253,000 Class B Floating Rate, Asset Backed Certificates, each of which has an average life of approximately three years. Series 1997-10 also consists of $80,121,000 CIA Certificates exchanged for the Series 1996-E1 Certificates. The CIA Certificates will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of Class A and Class B certificateholders.

     First USA Bank services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

     Pursuant to the terms of the related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank as transferor (the "Transferor") and servicer (the "Servicer") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the Asset Backed Certificates listed below (the "Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments relating to the collections for the period of November 1 through November 30, 1997 (the "Collection Period"), on the Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.



           Original Principal      Original Principal         Pooling and
                Amount                  Amount            Servicing Supplement                        Interest      Principal
Series         (Class A)               (Class B)                 Date              Interest Type       Payment       Payment
-----------------------------------------------------------------------------------------------------------------------------
1993-1        500,000,000                        -         May 1, 1993               Floating            yes           yes
1993-3        750,000,000                        -         October 1, 1993           Floating            yes            no
1994-4        726,450,000               56,550,000         June 1, 1994              Floating            yes            no
1994-6        750,000,000               58,380,000         July 30, 1994             Floating            yes            no
1994-7        750,000,000               58,735,000         November 8, 1994          Floating            yes            no
1994-8        500,000,000               39,157,000         November 8, 1994          Floating             *             no
1995-1      1,000,000,000               78,300,000         March 1, 1995             Floating            yes            no
1995-2        660,000,000               51,700,000         March 1, 1995             Floating            yes            no
1995-3        830,000,000               65,000,000         May 16, 1995              Floating            yes            no
1995-4        750,000,000               67,770,000         September 14, 1995        Floating            yes            no
1995-5        500,000,000               45,180,000         September 14, 1995        Floating            yes            no
1995-6      1,245,000,000              112,500,000         December 7, 1995          Floating            yes            no
1996-1        750,000,000               67,770,000         March 6, 1996             Floating            yes            no
1996-2        600,000,000               54,300,000         June 4, 1996              Floating            yes            no
1996-4        500,000,000               45,180,000         August 6, 1996            Floating            yes            no
1996-6        862,650,000               78,000,000         November 13, 1996         Floating            yes            no
1996-8        400,000,000               36,200,000         December 11, 1996         Floating            yes            no
1997-1        750,000,000               67,770,000         February 4, 1997          Floating            yes            no
1997-2        500,000,000               45,180,000         May 8, 1997               Floating            yes            no
1997-3        500,000,000               45,180,000         June 10, 1997             Floating            yes            no
1997-4        500,000,000               45,180,000         June 10, 1997             Floating            yes            no
1997-5        650,000,000               58,735,000         August 7, 1997            Floating            yes            no
1997-6      1,300,000,000              117,470,000         September 9, 1997          Fixed              yes            no
1997-7        500,000,000               45,180,000         September 9, 1997         Floating            yes            no
1997-8        780,000,000               70,482,000         September 23, 1997        Floating            yes            no
1997-9        500,000,000               45,180,000         October 9, 1997           Floating            yes            no

* Interest relating to the collection period is set aside by the Trustee to fulfill quarterly interest payments on the February, May, August, and November Payment Dates.

     The 1993-1 Certificates, 1993-3 Certificates, 1994-4 Certificates, 1994-6 Certificates, 1994-7 Certificates, 1994-8 Certificates, 1995-1 Certificates, 1995-2 Certificates, 1995-3 Certificates, 1995-4 Certificates, 1995-5 Certificates, 1995-6 Certificates, 1996-1 Certificates, 1996-2 Certificates, 1996-4 Certificates, and 1996-6 Certificates, 1996-8 Certificates, 1997-1 Certificates, 1997-2 Certificates, 1997-3 Certificates, 1997-4 Certificates, 1997-5 Certificates, 1997-6 Certificates, 1997-7 Certificates, 1997-8 Certificates, and 1997-9 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.01, 99.02, 99.03, 99.04, 99.05, 99.06, 99.07,
99.08, 99.09, 99.10, 99.11, 99.12, 99.13, 99.14, 99.15, 99.16, 99.17, 99.18,
99.19, 99.20, 99.21, 99.22, 99.23, 99.24, 99.25, and 99.26 to this report.

Item 7.   Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-1 Certificates.

(99.02) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-3 Certificates.

(99.03) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-4 Certificates.

(99.04) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-6 Certificates.

(99.05) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-7 Certificates.

(99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-8 Certificates.

(99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-1 Certificates.

(99.08) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-2 Certificates.

(99.09) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-3 Certificates.

(99.10) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-4 Certificates.

(99.11) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-5 Certificates.

(99.12) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-6 Certificates.

(99.13) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-1 Certificates.

(99.14) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

(99.15) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-4 Certificates.

(99.16) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-6 Certificates.

(99.17) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-8 Certificates.

(99.18) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-1 Certificates.

(99.19) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-2 Certificates.

(99.20) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-3 Certificates.

(99.21) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-4 Certificates.

(99.22) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-5 Certificates

(99.23) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-6 Certificates

(99.24) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-7 Certificates.

(99.25) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-8 Certificates.

(99.26) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-9 Certificates.

                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FIRST USA BANK
                                       As Servicer



                                       By: /s/ Tracie H. Klein
                                          ------------------------------
                                               Tracie H. Klein
                                               Vice President



Date:  December 30, 1997
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